                                                                    EXHIBIT 10.9

THE SECURITIES REPRESENTED BY THIS 10% SECURED CONVERTIBLE PROMISSORY NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (1) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS, OR (2) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR (3) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER SAID ACT.


                                DATA RACE, INC.


                    10% SECURED CONVERTIBLE PROMISSORY NOTE

No. CPN 2001-1

$350,000.00                                                     May 11, 2001

     DATA RACE, INC., a Texas corporation doing business as IP Axess (the "Company"), for value received, hereby promises to pay to the order of First Capital Group of Texas II, L.P. (the "Payee") the principal sum of Three Hundred Fifty Thousand Dollars ($350,000.00) together with interest on the outstanding principal balance hereof from time to time from the date hereof until maturity at a rate of 10% per annum. Interest on this Note shall be computed on the basis of the actual number of days elapsed over a year composed of 365, or when appropriate 366, days. Payment of principal and interest on this Note shall be made in lawful money of the United States of America at the principal office of the holder, or at such other place as the holder hereof may from time to time designate by written notice to the Company.

     The principal of this Note and all interest accrued thereon shall be due and payable on May 11, 2002 (the "Maturity Date"). Matured unpaid principal and interest shall bear interest at the rate of 18% per annum until paid.

     This Note is one of a duly authorized issue of Notes of the Company designated as its 10% Secured Convertible Promissory Notes (the "Notes"), authorized in the aggregate principal amount of $700,000, issued pursuant to the provisions of a Securities Purchase Agreement dated as of May 11, 2001 (herein, together with any amendments which may be made thereto in accordance with the provisions thereof, called the "Agreement") between the Company and the Buyers named therein, and is entitled to the benefits and subject to the terms and conditions of the Agreement. All capitalized terms used herein and otherwise defined herein shall have the same meanings ascribed to them in the Agreement.

     Under the terms of the Agreement, the Company may not prepay or redeem any part of this Note without the consent of the holder as provided in the Agreement.

     Subject to the provisions of the Agreement, the holder of this Note has the right, at its election, at any time on or before the Maturity Date (unless pursuant to the provisions of the Agreement the principal hereof and interest accrued thereon shall have therefore become converted and except to the extent this Note theretofore shall have been paid) to convert all or any portion of the principal hereof and interest accrued thereon (i) into shares of the Common Stock of the Company at the Conversion Price of $0.30 per share (subject to adjustment as provided in the Agreement) upon surrender of this Note to the Company as provided in the Agreement and (ii) into New Securities issued and sold by the Company in a Qualified Financing.

     At the option of the holder hereof, the principal of this Note (together with all interest accrued thereon) may be declared due and payable in the manner and with effect provided in the Agreement upon (i) the occurrence of an Event of Default (as defined in the Agreement); or (ii) the occurrence of a Qualified Financing (as defined in the Agreement).

     Under certain circumstances set forth in the Agreement, the outstanding principal of this Note and all interest accrued thereon will automatically mature and immediately become due and payable.

     The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes.

     All agreements between the Company and the holder of this Note, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to such holder for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances such holder shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of the Company to such holder relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to the Company. In determining whether or not the interest paid or payable with respect to any indebtedness of the Company to such holder, under any specific contingency, exceeds the highest lawful rate, the Company and such holder shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof and/or (iii) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between the Company and such holder.

     This Note is secured by a security interest created and granted in that certain Security Agreement dated as of May 11, 2001 executed by the Company, as Debtor, to the Buyers, as Secured Parties upon certain of the assets of the Company as therein described.

     This Note is executed and delivered in Dallas, Dallas County, Texas, shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be governed by and construed in accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF the Company has duly executed and delivered this Note on the date first above written.


                                        DATA RACE, INC.


                                  By:
                                      ----------------------------------------
                                        James G. Scogin, Senior Vice President
                                        and Chief Financial Officer

                                                                    EXHIBIT 10.9

THE SECURITIES REPRESENTED BY THIS 10% SECURED CONVERTIBLE PROMISSORY NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (1) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS, OR (2) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR (3) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER SAID ACT.


                                DATA RACE, INC.


                    10% SECURED CONVERTIBLE PROMISSORY NOTE

No. CPN 2001-2

$350,000.00                                                      May 11, 2001

     DATA RACE, INC., a Texas corporation doing business as IP Axess (the "Company"), for value received, hereby promises to pay to the order of ICN Capital Ltd. (the "Payee") the principal sum of Three Hundred Fifty Thousand Dollars ($350,000.00) together with interest on the outstanding principal balance hereof from time to time from the date hereof until maturity at a rate of 10% per annum. Interest on this Note shall be computed on the basis of the actual number of days elapsed over a year composed of 365, or when appropriate 366, days. Payment of principal and interest on this Note shall be made in lawful money of the United States of America at the principal office of the holder, or at such other place as the holder hereof may from time to time designate by written notice to the Company.

     The principal of this Note and all interest accrued thereon shall be due and payable on May 11, 2002 (the "Maturity Date"). Matured unpaid principal and interest shall bear interest at the rate of 18% per annum until paid.

     This Note is one of a duly authorized issue of Notes of the Company designated as its 10% Secured Convertible Promissory Notes (the "Notes"), authorized in the aggregate principal amount of $700,000, issued pursuant to the provisions of a Securities Purchase Agreement dated as of May 11, 2001 (herein, together with any amendments which may be made thereto in accordance with the provisions thereof, called the "Agreement") between the Company and the Buyers named therein, and is entitled to the benefits and subject to the terms and conditions of the Agreement. All capitalized terms used herein and otherwise defined herein shall have the same meanings ascribed to them in the Agreement.

     Under the terms of the Agreement, the Company may not prepay or redeem any part of this Note without the consent of the holder as provided in the Agreement.

     Subject to the provisions of the Agreement, the holder of this Note has the right, at its election, at any time on or before the Maturity Date (unless pursuant to the provisions of the Agreement the principal hereof and interest accrued thereon shall have therefore become converted and except to the extent this Note theretofore shall have been paid) to convert all or any portion of the principal hereof and interest accrued thereon (i) into shares of the Common Stock of the Company at the Conversion Price of $0.30 per share (subject to adjustment as provided in the Agreement) upon surrender of this Note to the Company as provided in the Agreement and (ii) into New Securities issued and sold by the Company in a Qualified Financing.

     At the option of the holder hereof, the principal of this Note (together with all interest accrued thereon) may be declared due and payable in the manner and with effect provided in the Agreement upon (i) the occurrence of an Event of Default (as defined in the Agreement); or (ii) the occurrence of a Qualified Financing (as defined in the Agreement).

     Under certain circumstances set forth in the Agreement, the outstanding principal of this Note and all interest accrued thereon will automatically mature and immediately become due and payable.

     The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes.

     All agreements between the Company and the holder of this Note, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to such holder for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances such holder shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of the Company to such holder relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to the Company. In determining whether or not the interest paid or payable with respect to any indebtedness of the Company to such holder, under any specific contingency, exceeds the highest lawful rate, the Company and such holder shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof and/or (iii) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between the Company and such holder.

     This Note is secured by a security interest created and granted in that certain Security Agreement dated as of May 11, 2001 executed by the Company, as Debtor, to the Buyers, as Secured Parties upon certain of the assets of the Company as therein described.

     This Note is executed and delivered in Dallas, Dallas County, Texas, shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be governed by and construed in accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF the Company has duly executed and delivered this Note on the date first above written.


                                              DATA RACE, INC.


                                     By:
                                        --------------------------------------
                                        James G. Scogin, Senior Vice President
                                        and Chief Financial Officer